SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 9, 2011

Body Central Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904) 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2011, Body Central Corp. (the “Company”) announced the appointment of Tom Stolz, age 50, to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective September 26, 2011. Mr. Stoltz comes to the Company from Fanatics, LLC, where he served as Chief Financial Officer from 2008 to present.  His previous employment includes Chief Financial Officer of Cato Corporation, Citi Trends, Inc., and Factory Card Outlet.  He has also held senior financial positions with Dollar General Corporation and Food Lion, Inc.  Mr. Stoltz has been a licensed CPA in North Carolina since 1985 and graduated from the University of North Carolina at Chapel Hill.

Mr. Stoltz will receive an annual base salary of $350,000 and will have an opportunity to earn a bonus based upon his and the Company’s performance.  Mr. Stoltz will also receive stock options to purchase 40,000 shares of the Company’s common stock at the closing price on his start date. If Mr. Stoltz’s duties are determined by the Company’s Compensation Committee to have increased in a material manner beyond the duties normally commensurate with the position of Chief Financial Officer within 18 months of his start date, Mr. Stoltz will be eligible to receive stock options to purchase at least 25,000 additional shares of the Company’s common stock. In addition to the foregoing, Mr. Stoltz shall be eligible to receive an annual long-term grant valued at $150,000 and comprised of 2/3 of such value (as determined based on the Black-Scholes model) being in the form of options to purchase the Company’s common stock and 1/3 of such value being in the form of the Company’s restricted stock.  If the Company terminates Mr. Stoltz’s employment without cause, he will be entitled to receive a severance payment of twelve months of his base salary.

The Company also announced that Richard L. Walters, formerly its Executive Vice President, Treasurer and Chief Financial Officer, is no longer with the Company as of September 7, 2011.

A copy of the press release announcing the appointment of Mr. Stoltz and the departure of Mr. Walters is attached as Exhibit 99.1. and is incorporated herein by reference.

Item 9.01(d)                               Exhibits.

99.1                           Text of the press release issued September 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

September 9, 2011	By:	/s/ Julia B. Davis
Julia B. Davis
Secretary and General Counsel